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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 August 5, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      0-24424                     41-1569769
------------------------     ------------------------        -------------------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


        10000 Valley View Road
       Eden Prairie, Minnesota                                   55344-9361
----------------------------------------                    --------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (952) 947-8700
       -----------------------------------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On August 5, 2003, CIMA LABS INC., a Delaware corporation ("CIMA"), aaiPharma Inc., a Delaware corporation ("aaiPharma"), SCARLET HOLDING CORPORATION, a Delaware corporation and a direct, wholly owned subsidiary of aaiPharma ("Holding Company"), SCARLET MERGERCO, INC., a Delaware corporation and a direct, wholly owned subsidiary of Holding Company ("S MergerCo"), and CRIMSON MERGERCO, INC., a Delaware corporation and a direct, wholly owned subsidiary of Holding Company ("C MergerCo"), entered into an Agreement and Plan of Merger, dated as of August 5, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, Holding Company will acquire all of the capital stock of each of CIMA and aaiPharma through the merger of S MergerCo with and into aaiPharma and the merger of C MergerCo with and into CIMA, with aaiPharma and CIMA surviving as wholly owned subsidiaries of Holding Company (together, the "Transaction"). The completion of the Transaction is subject to several conditions, including the approval of the Transaction by the stockholders of CIMA and aaiPharma and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         In connection with the Transaction, each outstanding share of CIMA common stock will be converted into the right to receive 1.3657 shares of Holding Company common stock, and each share of aaiPharma common stock will be converted into the right to receive one share of Holding Company common stock. Holding Company will assume all options under the respective existing stock option plans of CIMA and aaiPharma, and each outstanding option to purchase CIMA common stock or aaiPharma common stock will be converted into an option to purchase Holding Company common stock, each as adjusted to account for the appropriate exchange ratio. A copy of the Merger Agreement is attached as
Exhibit 2.1 to this Form 8-K.

         Both the merger of C MergerCo with and into CIMA and the merger of S MergerCo with and into aaiPharma are intended to qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Transaction, taken as a whole, is intended to qualify as a tax-free exchange under Section 351 of the Code.

         In connection with the Transaction, CIMA entered into Stockholder Voting Agreements (the "aaiPharma Voting Agreements") with Frederick D. Sancilio and Philip S. Tabbiner (together, the "aaiPharma Stockholders"), pursuant to which the aaiPharma Stockholders have, among other matters, agreed to vote in favor of the Transaction and the Merger Agreement and have granted to CIMA an irrevocable proxy to vote their shares of aaiPharma common stock in favor of the Transaction. The aaiPharma Stockholders, collectively, beneficially own approximately 23% of the outstanding shares of aaiPharma. Copies of the aaiPharma Voting Agreements are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.



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         In addition, aaiPharma entered into Stockholder Voting Agreements (the
"CIMA Voting Agreements" and, together with the aaiPharma Voting Agreements, the "Voting Agreements") with John M. Siebert and Steven B. Ratoff (together, the "CIMA Stockholders"), pursuant to which the CIMA Stockholders have, among other matters, agreed to vote in favor of the Transaction and the Merger Agreement and have granted to aaiPharma an irrevocable proxy to vote their shares of CIMA common stock in favor of the Transaction. The CIMA Stockholders, collectively, beneficially own approximately 3% of the outstanding shares of CIMA common stock. Copies of the CIMA Voting Agreements are attached as Exhibits 99.3 and 99.4, respectively, to this Form 8-K.

         In connection with the Merger Agreement, CIMA entered into an amendment (the "Rights Agreement Amendment") to its Amended and Restated Rights Agreement dated as of June 26, 2001 (the "Rights Agreement"). A copy of the amendment is attached as Exhibit 4.1 to this Form 8-K. A copy of the Rights Agreement is filed as Exhibit 1 to CIMA's Amendment No. 1 to Registration Statement on Form 8-A/A filed with the U.S. Securities and Exchange Commission on July 18, 2001. The Rights Agreement Amendment clarifies that, prior to the effectiveness of the Merger Agreement and the CIMA Voting Agreements, aaiPharma, Holding Company, Crimson MergerCo and their affiliates will not be deemed to beneficially own shares of CIMA common stock issuable in connection with the mergers (under the Rights Agreement generally, the rights will become exercisable if a person acquires more than a certain percentage of beneficial ownership of CIMA's then outstanding common stock).

         The foregoing description of the Transaction, the Merger Agreement, the Voting Agreements and the Rights Agreement Amendment is qualified in its entirety by reference to the Merger Agreement, each of the Voting Agreements and the Rights Agreement Amendment, attached as Exhibits 2.1, 99.1, 99.2, 99.3, 99.4 and 4.1, respectively, and incorporated herein by reference.

ITEM 7(c).   EXHIBITS.

See Exhibit Index.

ITEM 9.      REGULATION FD DISCLOSURE.

         On August 5, 2003, CIMA and aaiPharma issued a joint press release announcing the execution of the Merger Agreement. The joint press release is filed as Exhibit 99.5 to this Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of CIMA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2003

                                      CIMA LABS INC.


                                      By   /s/ James C. Hawley
                                         ---------------------------------------
                                         James C. Hawley
                                         Vice President, Chief Financial Officer
                                         and Secretary



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                                  EXHIBIT INDEX

    Exhibit No.     Description                                                                 Method of Filing
    -----------     -----------                                                                 ----------------
       2.1          Agreement and Plan of Merger, dated as of August 5, 2003, by and            Filed herewith
                    between aaiPharma Inc., a Delaware corporation, CIMA LABS INC., a
                    Delaware corporation, SCARLET HOLDING CORPORATION, a Delaware corporation, SCARLET MERGERCO, INC., a Delaware corporation, and
                    CRIMSON MERGERCO, INC., a Delaware corporation.

       4.1          Amendment to Amended and Restated Rights Agreement dated as of August       Filed herewith
                    5, 2003.

       99.1         Stockholder Voting Agreement dated as of August 5, 2003, by and among       Filed herewith
                    CIMA LABS INC. and Frederick D. Sancilio.

       99.2         Stockholder Voting Agreement dated as of August 5, 2003, by and among       Filed herewith
                    CIMA LABS INC. and Philip S. Tabbiner.

       99.3         Stockholder Voting Agreement dated as of August 5, 2003, by and among       Filed herewith
                    aaiPharma Inc. and John M. Siebert.

       99.4         Stockholder Voting Agreement dated as of August 5, 2003, by and among       Filed herewith
                    aaiPharma Inc. and Steven B. Ratoff.

       99.5         Joint Press Release dated August 5, 2003.                                   Filed herewith